UBS PRIVATE INVESTOR FUNDS, INC.
CHAIRMAN'S LETTER
--------------------------------------------------------------------------------


Dear Shareholder,

Thank you for your investment in the UBS Institutional International Equity Fund, which is part of the UBS Private Investor Funds.

We are pleased to provide you with the Fund's annual report for the period ended December 31, 1997. This report contains a letter from the portfolio manager discussing the performance of the Fund for the period April 14, 1997 (commencement of operations) through December 31, 1997 including a market overview. In addition, it includes a complete set of audited financial statements as well as a schedule of investments.

The UBS Private Investor Funds are an integral part of the asset allocation service provided by The Private Bank* of Union Bank of Switzerland, the largest bank in Switzerland. The Funds provide investment opportunities in U.S. and international securities markets to enhance investment performance, diversify risk and preserve capital within your investment objectives.

The UBS Private Investor Funds bring you:
    The expertise of The Private Bank's professional money managers Global investment perspective and knowledge
    A high priority on financial stability and preservation of wealth

As you are aware, in December, 1997, Union Bank of Switzerland and Swiss Bank Corporation ("SBC") announced their intention to merge. Early in February, 1998, the shareholders of UBS and SBC overwhelmingly approved the proposed merger. Completion of the merger is still subject to regulatory approvals which are expected to be received soon.

This merger will create a top-tier global financial services group which will concentrate on clearly defined core businesses. As private banking and asset management are core businesses of the banks, shareholders of the UBS Private Investor Funds will continue to see a commitment to growing and building the mutual fund business.

We will continue to keep you informed of any new developments as they occur.

To learn more about the other UBS Private Investor Funds, please call (888) UBS-FUND. You will be provided with a copy of the prospectus which contains more complete information including charges and expenses. Please read it carefully before investing.

We appreciate your continued confidence in the UBS Private Investor Funds.

Sincerely,

Dr. HansPeter Lochmeier
Chairman of the Board
UBS Private Investor Funds, Inc.

---------------
* "The Private Bank", as used in this document, refers to Union Bank of Switzerland, New York Branch. This annual report must be accompanied or preceded by the Fund's prospectus.

UBS PRIVATE INVESTOR FUNDS, INC.
FUND COMMENTARY
--------------------------------------------------------------------------------

FUND PERFORMANCE

The UBS Institutional International Equity Fund achieved a total return of -1.89% during the period April 14, 1997 (commencement of operations) through December 31, 1997 while the MSCI EAFE Index achieved a total return of 6.21%. 65% of the underperformance of 8.10% to benchmark came from stock selection while 35% came from country/asset allocation.

(a) STOCK SELECTION

Positive returns in France where a number of the companies we held have restructured was more than offset by disappointing performance in Australia, Germany, Japan and the UK.

1997 has again been a poor year for value investors. Companies with either a stable or perceived to be stable earnings stream have been pushed to ever higher multiples. Consequently pharmaceuticals, utilities and banks (in the latter category) have all tended to do well. At the same time cyclical companies operating in industries such as paper, chemicals or building and construction where the outlook is less certain have continued to underperform.

There has also been a large cap effect. This could be due to a desire for safety or perhaps just the rise of cross border investing and the increasing popularity of index funds.

We do not think either of these trends are sustainable and have positioned the portfolio away from both classes of stocks.

(b) COUNTRY/ASSET ALLOCATION

The benefits that have accrued from being underweight in Japan (for most of the year), Hong Kong and Malaysia have been more than offset by being underweight in some highly performing European markets such as Italy and Switzerland as well as our exposure to non-index Asian markets. Holding cash has proved modestly beneficial. We believe the euphoria in Italy and Switzerland has been overdone and to a certain extent is due to the type of companies quoted in each country which fit into the stable earnings categorization. Consequently, we remain underweight in both markets.

Conversely, the loss of confidence experienced in many Asian markets, particularly in the last quarter, should be temporary. With many stock markets some 80-90% from their peak, in US$ terms, we think there are many good opportunities.

This chart provides a comparison of the Fund's performance to that of the MSCI EAFE Index. This chart compares total returns (which includes changes in share price and reinvestment of all income dividends and capital gains distributions) of a hypothetical $10,000 investment made on April 2, 1996 (commencement of operations) and held through December 31, 1997.

                            [PERFORMANCE GRAPH]

Date                         MSCI EAFE                        THE FUND
----                         ---------                        --------
4/14/97                      $10,000                          $10,000.00
4/30/97                       10,307                           10,248.00
5/31/97                       10,981                           10,767.00
6/30/97                       11,589                           11,403.00
7/31/97                       11,779                           11,388.00
8/31/97                       10,901                           10,778.00
9/30/97                       11,514                           11,143.00
10/31/97                      10,632                           10,480.00
11/30/97                      10,526                           10,160.00
12/31/97                      10,621                            9,810.60




MARKET BACKGROUND

The year was characterized by a vast disparity in both economic and stock market performance between Europe and Asia.

European economic growth recovered on stronger consumer confidence as progress was seen to be made towards meeting the Maastricht guidelines. Falling interest rates and buoyant exports also helped. Superimposed on this benign background, corporate restructuring and take-over/merger activity acted to boost financial markets. Potentially negative events such as the election of socialist governments in both France and the UK, the loss of tax credits for domestic pension funds in the UK and the continuing inability of the region to reduce unemployment were ignored.

The area returned 24.2% in US$ in aggregate with particularly good performance from the smaller markets as interest rates declined more sharply. Most notable were Switzerland +44.8%, Italy +36.4% and Denmark +35.0%.

In Japan, the rise in consumption tax in April in order to raise Y7 trillion proved too much for the fragile economic recovery. New car sales and housing starts fell by some 20% year on year through the rest of the year and GDP was -0.8% for the six months to end September. Several high profile financial collapses, most notably Yamaichi Securities and Hokkaido Takushoku Bank in November, seem to be galvanizing the authorities into action. A Y2.85 trillion tax rebate was announced in December and a potential Y30 trillion public fund bail out for the banking system are a move in the right direction.

The Japanese stock market was down 23.5% in 1997. Again there was a large disparity of performance with small cap and domestically orientated companies significantly underperforming the exporters.

The rest of Asia came to grief during the year as foreign investors lost confidence in the 'economic miracle'. Deteriorating terms of trade with currencies linked to the US$ and falling product prices served to produce large current account deficits. As foreign investors pulled out, currencies collapsed exposing large unhedged corporate lending. The ensuing panic and rise in interest rates has put severe pressure on asset prices such as property and reduced the profitability of many industrial investments. Given this background it was not surprising that the Pacific Basin returned -30.8% in US$ terms, with non-index markets such as Korea and Thailand down as much as 70%, in US$ terms.

Australasia suffered collateral damage as expectations for regional growth and what that meant for the resource sector in particular hit home with the market down 9.5%.

Growth and large capitalization stocks did well in all markets.

MARKET OUTLOOK

The key issue for 1998 will be the extent to which the slowdown in Asia spreads to economies elsewhere in the world.

Economists have estimated that the result of the Asian crisis will be to subtract 0.5% to 1.0% from world growth, but this can only be a guesstimate.

It is clear that the medium-term outlook for Asia will be tough. For a region accustomed to rapid economic growth there will be a shakeout as companies try to adjust for much more modest growth. Many companies with undifferentiated products and high levels of debt, especially if this debt is denominated in a strong currency such as the US dollar, will fail.

Consensus profit forecasts, especially in the US, are almost certainly too high. Multinationals have treated Asian expansion as the cornerstone of their growth strategies, but it will be several years before Asia again provides high and growing profitability. Exports from the rest of the world into Asia will inevitably slow while the region uses its new competitiveness stemming from currency devaluations to intensify its export drive at the expense of manufacturers elsewhere.

From a stock market perspective, the challenges within Asia are also opportunities. We believe in the long-term growth of the region though we have, in the past, been unwilling to commit heavily to Asia because the risk/reward equation looked wrong. The valuations on many Asian companies are now sufficiently compelling for us to raise our exposure to the region despite the risk.

These purchases will be funded by sales of European holdings where the benefits of corporate restructuring have been reflected in booming stock markets.

Across all markets we expect smaller companies as well as `value' stocks to do much better in 1998.



Robin Apps
Portfolio Manager
-----------------

The Fund is not insured by the FDIC and is not a deposit with, an obligation of, or guaranteed by Union Bank of Switzerland. The Fund is subject to investment risks, including possible loss of principal amount invested. Shares of the Fund are distributed by First Fund Distributors, Inc. which is not affiliated with Union Bank of Switzerland.

Unlike other mutual funds, the Fund seeks to achieve its investment objective by investing all of its investable assets in UBS Investor Portfolios Trust-UBS International Equity Portfolio (the "Portfolio") which is a separate fund with an identical investment objective. The Portfolio concentrates its investments in securities of foreign issuers. A variety of factors such as changes in the economic/political conditions and currency fluctuations in the international markets may affect the value of your investment in the fund. Union Bank of Switzerland is voluntarily reimbursing a portion of the Fund's expenses. Union Bank of Switzerland is also waiving a portion of its advisory fees of the portfolio. If Union Bank of Switzerland had not waived fees and reimbursed expenses, total return would have been lower. Past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that investor's shares, when redeemed, may be worth more or less than their original cost.

The MSCI EAFE Index (Morgan Stanley Capital International-Europe, Australia, Far East Index) is an unmanaged index used to portray the pattern of common stock price movement in Europe, Australia and the Far East.

UBS INSTITUTIONAL INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
--------------------------------------------------------------------------------



ASSETS:
Investment in UBS Investor Portfolios Trust -
        UBS International Equity Portfolio, at value .................   $ 13,153,439
Tax reclaims receivable ..............................................         25,366
Deferred organization expenses and other assets ......................         24,214
                                                                      ---------------
        Total Assets .................................................     13,203,019
                                                                      ---------------

LIABILITIES:
Administrative services fees payable .................................          1,877
Due to funds services agent ..........................................          5,129
Organization expenses payable ........................................         19,478
Other accrued expenses ...............................................         18,975
                                                                      ---------------
        Total Liabilities ............................................         45,459
                                                                      ---------------
NET ASSETS ...........................................................   $ 13,157,560
                                                                      ===============

SHARES OUTSTANDING ($0.001 PAR VALUE, 10 MILLION SHARES AUTHORIZED) ..        138,357
                                                                      ===============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE .......   $      95.10
                                                                      ===============

COMPOSITION OF NET ASSETS:
Shares of common stock, at par .......................................   $        138
Additional paid-in capital ...........................................     13,970,313
Net unrealized depreciation of investments, foreign currency contracts
        and foreign currency translations ............................     (1,001,035)
Distributions in excess of net investment income .....................         (5,991)

Accumulated undistributed net realized gains on securities
        and foreign currency translations ............................        194,135
                                                                      ---------------
        Net Assets ...................................................   $ 13,157,560
                                                                      ===============




----------
See notes to financial statements.

UBS INSTITUTIONAL INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD APRIL 14, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH
DECEMBER 31, 1997
--------------------------------------------------------------------------------



INVESTMENT INCOME
Investment Income and Expenses allocated from UBS Investor Portfolios Trust -
        UBS International Equity Portfolio
                 Dividends (net of foreign withholding tax of $9,530) .......                  $   205,478
                 Interest ...................................................                       67,231
                                                                                               -----------
                      Investment income .....................................                      272,709
                 Total expenses .............................................   $   126,152
                 Less: Fee waiver ...........................................       (35,159)
                                                                                -----------
                 Net expenses ...............................................                       90,993
                                                                                               -----------
Net Investment Income from UBS Investor Portfolios Trust -
        UBS International Equity Portfolio ..................................                      181,716

EXPENSES
Administrative services fees ................................................         6,541
Reports to shareholders expense .............................................        12,535
Audit fees ..................................................................        11,300
Transfer agent fees .........................................................        10,000
Fund accounting fees ........................................................         6,000
Legal fees ..................................................................         5,384
Registration fees ...........................................................         4,316
Amortization of organization expenses .......................................         3,860
Directors' fees .............................................................         3,857
Miscellaneous expenses ......................................................         3,600
                                                                                -----------
                 Total expenses .............................................        67,393
                 Less: Expense reimbursements ...............................       (62,791)
                                                                                -----------
                 Net expenses ...............................................                        4,602
                                                                                               -----------
Net investment income .......................................................                      177,114
                                                                                               -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS FROM
        UBS INVESTOR PORTFOLIOS TRUST - UBS INTERNATIONAL EQUITY PORTFOLIO
Net realized gain on securities transactions ................................                      443,179
Net realized loss on foreign currency transactions ..........................                       (9,733)
Net change in unrealized depreciation of investments ........................                   (1,002,215)
Net change in unrealized appreciation of foreign currency contracts and
        translations ........................................................                        1,180
                                                                                               -----------
Net realized and unrealized loss on investments from
        UBS Investor Portfolios Trust - UBS International Equity Portfolio ..                     (567,589)
                                                                                               -----------
Net Decrease in Net Assets Resulting from Operations ........................                  $  (390,475)
                                                                                               ===========






----------
See notes to financial statements.

UBS INSTITUTIONAL INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD APRIL 14, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH
DECEMBER 31, 1997
--------------------------------------------------------------------------------



INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income ..............................................................   $    177,114
Net realized gain on securities and foreign currency transactions ..................        433,446
Net change in unrealized depreciation of investments, foreign currency contracts and
        foreign currency translations ..............................................     (1,001,035)
                                                                                    ---------------
Net decrease in net assets resulting from operations ...............................       (390,475)
                                                                                    ---------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..............................................................       (173,638)
Net realized gains .................................................................       (249,043)
                                                                                    ---------------
Total dividends and distributions to shareholders ..................................       (422,681)
                                                                                    ---------------

TRANSACTIONS IN SHARES OF COMMON STOCK:
Net proceeds from sale of shares ...................................................     13,970,716
                                                                                    ---------------

NET INCREASE IN NET ASSETS .........................................................     13,157,560

NET ASSETS:
Beginning of period ................................................................           --
                                                                                    ---------------
End of period (including distributions in excess of net investment income of $5,991)   $ 13,157,560
                                                                                    ===============




----------
See notes to financial statements.

UBS INSTITUTIONAL INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR THE PERIOD APRIL 14, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH
DECEMBER 31, 1997
--------------------------------------------------------------------------------


FOR A SHARE OUTSTANDING FOR THE PERIOD

Net asset value, beginning of period ...........................   $  100.00
                                                                ------------
Loss from investment operations:
        Net investment income ..................................        1.21
        Net realized and unrealized loss on investments ........       (3.05)
                                                                ------------
        Total loss from investment operations ..................       (1.84)
                                                                ------------

Less dividends and distributions to shareholders:

        Dividends from net investment income ...................       (1.21)
        Dividends in excess of net investment income ...........       (0.05)
        Distributions from net realized gains ..................       (1.80)
                                                                ------------
        Total dividends and distributions ......................       (3.06)
                                                                ------------

Net asset value, end of period .................................   $   95.10
                                                                ============

Total return ...................................................       (1.89%)(1)

RATIOS / SUPPLEMENTAL DATA:
        Net assets, end of period (000s omitted) ...............   $  13,158
        Ratio of expenses to average net assets (2) ............        0.95%(3)
        Ratio of net investment income to average net assets (2)        1.76%(3)


----------

(1)     Not annualized.
(2) Includes the Fund's share of UBS Investor Portfolios Trust - UBS International Equity Portfolio expenses and net of fee waivers and expense reimbursements. Such fee waivers and expense reimbursements had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.97% (annualized).
(3)     Annualized.





See notes to financial statements.

UBS Institutional International Equity Fund
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------

1. GENERAL
UBS Institutional International Equity Fund (the "Fund") is a diversified, no-load mutual fund registered under the Investment Company Act of 1940. The Fund is one of several series of UBS Private Investor Funds, Inc. (the "Company"), an open-end management investment company organized as a corporation under Maryland law. At December 31, 1997, the Company included six other funds, UBS Bond Fund, UBS Value Equity Fund, UBS International Equity Fund, UBS High Yield Bond Fund, UBS Small Cap Fund and UBS Large Cap Growth Fund. These financial statements relate only to the Fund.

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in the UBS International Equity Portfolio of UBS Investor Portfolios Trust (the "Portfolio"), an open-end management investment company that has the same investment objective as that of the Fund. At December 31, 1997, certain shares of the Fund were held by UBS or its affiliates on behalf of its clients. One shareholder owned 100% of the shares of the Fund at December 31, 1997.

Investors Bank & Trust Company ("IBT") serves as the Fund's administrator and First Fund Distributors, Inc. ("FFDI") serves as the Fund's distributor. Union Bank of Switzerland, New York Branch ("UBS") serves as the funds services agent to the Fund.

The financial statements of the Portfolio, including its Schedule of Investments, are included elsewhere within this report and should be read in conjunction with the Fund's financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES
The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Significant accounting policies followed by the Fund are as follows:

A. INVESTMENT VALUATION-- The value of the Fund's investment in the Portfolio included in the accompanying Statement of Assets and Liabilities reflects the Fund's proportionate beneficial interest in the net assets of the Portfolio (25.4% at December 31, 1997). Valuation of securities by the Portfolio is discussed in Note 2A of the Portfolio's Notes to Financial Statements.

B. INVESTMENT INCOME, EXPENSES AND REALIZED AND UNREALIZED GAINS AND LOSSES-- The Fund records its share of the investment income, expenses and realized and unrealized gains and losses recorded by the Portfolio on a daily basis. The investment income, expenses and realized and unrealized gains and losses are allocated daily to investors of the Portfolio based upon the amount of their investment in the Portfolio. The amount of foreign withholding taxes deducted from the dividend income allocated to the Fund from the Portfolio is net of amount the Fund expects to recover from foreign tax authorities.

C. FEDERAL TAXES-- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies, including the requirement to distribute substantially all of its taxable income, including any net realized capital gains on investment transactions, to its shareholders. Accordingly, no provision for federal income or excise taxes is necessary.

D. DIVIDENDS AND DISTRIBUTIONS-- The Fund declares dividends from net investment income to shareholders of record on the day of declaration. Such dividends are declared and paid annually. Net realized gains, if any, will be distributed at least annually. However, to the extent that net realized gains of the Fund can be reduced by capital loss carryovers, such gains will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax"

UBS Institutional International Equity Fund
Notes to Financial Statements
December 31, 1997
--------------------------------------------------------------------------------

differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based upon their federal tax-basis treatment; temporary differences do not require reclassification. For the year ended December 31, 1997, the Fund decreased accumulated undistributed net investment income by $9,467, increased accumulated undistributed net realized gains by $9,732 and decreased paid-in-capital by $265. Net investment income, net realized gains and net assets were not affected by this change.

E. DEFERRED ORGANIZATION EXPENSES-- Expenses incurred by the Fund in connection with its organization in the amount of approximately $27,000 have been deferred and are being amortized on a straight line basis over five years from the Fund's commencement of operations (April 14, 1997).

F. OTHER-- The Fund bears all costs of its operations other than expenses specifically assumed by IBT, FFDI and UBS. Expenses incurred by the Company on behalf of any two or more funds are allocated in proportion to the net assets of each fund, except when allocations of direct expenses to each fund can otherwise by made fairly. Expenses directly attributable to the Fund are charged directly to the Fund.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

A. ADMINISTRATION AGREEMENT-- Under the terms of an Administration Agreement with the Company, IBT provides overall administrative services and general office facilities. As compensation for such services, the Company has agreed to pay IBT a fee, accrued daily and payable monthly, at an annual rate of 0.065% of the Fund's first $100 million average daily net assets and 0.025% of the next $100 million average daily net assets. IBT does not receive a fee on average daily net assets in excess of $200 million. For the period April 14, 1997 (commencement of operations) through December 31, 1997, the administrative services fee amounted to $6,541.

B. DISTRIBUTION AGREEMENT-- Under the terms of a Distribution Agreement with the Company, FFDI serves as the distributor of Fund shares. FFDI does not receive any fees from the Fund for services provided pursuant to this agreement.

C. FUNDS SERVICES AGREEMENT-- Under the terms of a Funds Services Agreement with the Company, UBS has agreed to provide certain administrative services to the Fund. UBS is not entitled to any additional compensation pursuant to this agreement.

D. EXPENSE REIMBURSEMENT-- UBS has voluntarily agreed to limit the total operating expenses of the Fund, including its share of the Portfolio's expenses and excluding extraordinary expenses, to an annual rate of 0.95% of the Fund's average daily net assets. During the period April 14, 1997 (commencement of operations) through December 31, 1997, UBS reimbursed the Fund for expenses totaling $62,791 in connection with this voluntary limitation. UBS may modify or discontinue this voluntary expense limitation at any time with 30 days' advance notice to the Fund.

4. CAPITAL SHARE TRANSACTIONS
At December 31, 1997 there were 500 million shares of the Company's common stock authorized, of which 10 million shares were classified as common stock of the Fund. For the period April 14, 1997 (commencement of operations) through December 31, 1997 there were 138,357 shares subscribed.

UBS INSTITUTIONAL INTERNATIONAL EQUITY FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Board of Directors
and Shareholder of
UBS Private Investor Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the UBS Institutional International Equity Fund (the "Fund") (one of the funds constituting UBS Private Investor Funds, Inc.) at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period April 14, 1997 (commencement of operations) through December 31, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of Americas
New York, New York
February 17, 1998